UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period:	January 1, 2016 — June 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|16

Semiannual report

Putnam VT International Value Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

As summer comes to a close, we note that despite multiple headwinds and uncertainties both at home and overseas, the overall trajectory of the equity markets has been somewhat positive so far in 2016.

It is heartening that markets have recovered from various international and domestic challenges. We know volatile markets can be unsettling, but if recent events are any indication, we believe it is important not to overreact to short-term developments and to focus instead on the long term.

We believe the global environment continues to be supportive of stocks. Central banks around the world stand ready to add more stimulus and liquidity, if necessary, while the underpinnings of the U.S. economy remain solid, in our view. Overseas, higher hurdles to growth exist, but we believe that market gyrations may present investment opportunities. Within fixed income, yields have fallen — and in some cases have gone further into negative territory — as investors seek safety from turbulent markets, notably after the United Kingdom’s vote to depart the European Union.

At Putnam, our portfolio managers seek positive returns in every kind of market environment, backed by our network of global analysts and their own experience navigating changing conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended June 30, 2016, as well as an outlook for the coming months.

As always, it may be helpful for you to consult with your financial advisor, who can assist you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

Performance summary (as of 6/30/16)

Investment objective

Capital growth with current income as its secondary objective

Net asset value June 30, 2016

Class IA: $8.97	Class IB: $8.88

Total return at net asset value

			MSCI EAFE Value
(as of 6/30/16)	Class IA shares*	Class IB shares†	Index (ND)

6 months	–4.77%	–4.89%	–6.65%

1 year	–12.13	–12.41	–15.43

5 years	3.43	2.12	0.27
Annualized	0.68	0.42	0.05

10 years	0.15	–2.30	2.08
Annualized	0.02	–0.23	0.21

Life	143.57	133.35	135.72
Annualized	4.67	4.44	4.52

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 6, 1998.

The MSCI EAFE Value Index (ND) is an unmanaged index that measures the performance of equity securities representing the value style in countries within Europe, Australasia, and the Far East.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

Putnam VT International Value Fund 1

Report from your fund’s manager

What was the investing environment like during the six-month reporting period ended June 30, 2016?

I would describe it as volatile, not only for stocks but across all financial markets. Throughout the period, there was an overriding fear that the world was about to fall into recession. There were multiple macroeconomic headwinds, from fears of China’s economic slowdown to falling oil prices to the United Kingdom’s decision to leave the European Union, also known as the Brexit referendum.

Over this turbulent period, investors flocked to the sectors of the market perceived as having the least risk, such as utilities, telecommunications, and consumer staples, while avoiding perceived riskier sectors, such as financials and technology.

Moreover, earnings also were weak and top-line revenue growth was almost nonexistent for most companies for four consecutive quarters. In markets worldwide, despite attempts by central banks at adding stimulus, economic growth was essentially absent. All these factors combined to create a considerable degree of uncertainty to the market during the period.

In this environment, the portfolio’s class IA shares delivered a return of –4.77% for the period, outperforming the portfolio’s benchmark, the MSCI EAFE Value Index [ND], which returned –6.65%. I would credit the fund’s outperformance to positioning the portfolio conservatively in key sectors, such as financials, while benefiting from solid stock selection within consumer staples and industrials.

Can you provide some examples of stocks that contributed to performance?

Royal Dutch Shell, an overweight position relative to the benchmark, helped performance. During the period, in early 2016, the price of oil hit a low. Royal Dutch Shell is a large integrated energy company — meaning it extracts, refines, and sells oil and fuel products. Integrated companies, because of their diversified business models, generally can better weather lower oil prices. In addition, Royal Dutch Shell’s new management team has been aggressive in cutting capital expenditures on drilling projects. When the price of oil rebounded during the final months of the period, Royal Dutch Shell’s shares appreciated.

Philip Morris International, the non-U.S. division of the American tobacco company, was the top contributor for the period. An out-of-benchmark holding, the stock represents everything that investors were chasing — safety, predictability, and dividend yield. During the period, Philip Morris improved its sales volume even in regions where the macroeconomic environments were weak. In addition, there is a great deal of excitement regarding its new reduced-risk product, IQOS, a smokeless device that has been described as a hybrid between traditional and electronic cigarettes.

What are some holdings that detracted from performance?

Permanent TSB Group Holdings, an out-of-benchmark holding, was a detractor. TSB shares came under selling pressure because the Irish bank has been slow to rectify its underperforming loan portfolio. In addition, Brexit has now made it difficult for Permanent TSB to sell its United Kingdom business. I believe that the company continues to offer long-term growth potential, and the stock remained in the portfolio at the close of the period.

An overweight position in ING Groep also hurt fund performance for the reporting period. The stock was brought down, along with other European financial stocks, as a result of the low interest-rate environment and Brexit fallout fears. Prior to the 2008 financial crisis, ING was a global financial institution with a strong European base, offering banking services across the continent. Now, having divested itself of its multiple lines of business, it is what I would consider a basic bank, doing business in only Nordic countries. Although ING shares were down during the period, most European bank shares lost considerably more value. The stock remained in the portfolio at the close of the period.

What is your outlook for the fund and economy?

I believe the uncertainty will continue. The bond market has rallied, and most equity markets are reaching extraordinarily high levels. As we head into the second half of the year, I believe a lot of the uncertainty will center on central bank behavior. Previously, I had thought that we were entering a stock-picker’s market, where corporate fundamentals matter more. But I believe that fundamentals today matter a lot less than investors’ appetite for safety. I believe investors will continue to flock to perceived safer investments for the foreseeable future. That said, I think we can expect mid-to-low single-digit returns from equity markets this year. The saving grace would be if we saw improvement in corporate earnings and a pickup in global economic growth, but I do not see that happening any time soon.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. These risks are generally greater for small and midsize companies. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

2 Putnam VT International Value Fund

Your fund’s manager

Portfolio Manager Darren A. Jaroch, CFA, joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is managed by Assistant Portfolio Manager Karan S. Sodhi, CFA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT International Value Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/16 to 6/30/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/15	0.88%	1.13%

Annualized expense ratio for the six-month period
ended 6/30/16	0.93%	1.18%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/16		for the 6 months ended 6/30/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.51	$5.72	$4.67	$5.92

Ending value
(after expenses)	$952.30	$951.10	$1,020.24	$1,019.00

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/16. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT International Value Fund

The fund’s portfolio 6/30/16 (Unaudited)

COMMON STOCKS (98.7%)*	Shares	Value

Aerospace and defense (1.9%)
Airbus Group SE (France)	13,610	$790,311

BAE Systems PLC (United Kingdom)	106,040	743,542

		1,533,853
Airlines (1.1%)
Japan Airlines Co., Ltd. (Japan)	28,100	901,912

		901,912
Automobiles (3.4%)
Daimler AG (Registered Shares) (Germany)	13,537	807,289

Nissan Motor Co., Ltd. (Japan)	167,200	1,506,638

Yamaha Motor Co., Ltd. (Japan)	31,500	477,015

		2,790,942
Banks (13.0%)
Australia & New Zealand Banking Group, Ltd. (Australia)	70,568	1,286,666

Bank of Ireland (Ireland) †	2,431,362	506,677

Bank of Queensland, Ltd. (Australia)	70,502	561,622

Danske Bank A/S (Denmark)	25,081	664,615

DNB ASA (Norway)	37,428	452,510

ING Groep NV GDR (Netherlands)	208,198	2,163,971

Lloyds Banking Group PLC (United Kingdom)	427,479	314,338

Metro Bank PLC (United Kingdom) †	22,241	539,895

Mizuho Financial Group, Inc. (Japan)	402,300	575,965

Natixis SA (France)	105,975	407,025

Permanent TSB Group Holdings PLC (Ireland) †	156,790	295,193

Skandinaviska Enskilda Banken AB (Sweden)	64,836	563,464

Sumitomo Mitsui Financial Group, Inc. (Japan)	37,500	1,075,135

Swedbank AB Class A (Sweden)	30,587	639,806

Virgin Money Holdings UK PLC (United Kingdom)	171,950	577,480

		10,624,362
Beverages (1.3%)
Anheuser-Busch InBev SA/NV (Belgium)	7,887	1,036,743

		1,036,743
Building products (0.7%)
Compagnie De Saint-Gobain (France)	14,919	571,119

		571,119
Capital markets (1.0%)
Credit Suisse Group AG (Switzerland)	32,609	347,494

UBS Group AG (Switzerland)	38,489	497,994

		845,488
Chemicals (1.0%)
Akzo Nobel NV (Netherlands)	13,195	830,138

		830,138
Communications equipment (1.1%)
Nokia OYJ (Finland) †	161,342	916,858

		916,858
Construction and engineering (1.8%)
Vinci SA (France)	20,828	1,483,406

		1,483,406
Construction materials (0.8%)
CRH PLC (Ireland)	21,669	624,863

		624,863
Diversified financial services (1.9%)
Challenger, Ltd. (Australia)	146,841	953,246

Eurazeo SA (France)	10,029	598,603

		1,551,849
Diversified telecommunication services (4.8%)
BCE, Inc. (Canada)	15,900	752,449

Com Hem Holding AB (Sweden)	47,901	405,986

Nippon Telegraph & Telephone Corp. (Japan)	28,900	1,356,667

Spark New Zealand, Ltd. (New Zealand)	372,380	943,766

Telecom Italia SpA RSP (Italy)	764,781	492,048

		3,950,916

COMMON STOCKS (98.7%)* cont.	Shares	Value

Electric utilities (1.1%)
SSE PLC (United Kingdom)	41,394	$865,545

		865,545
Electronic equipment, instruments, and components (0.8%)
Murata Manufacturing Co., Ltd. (Japan)	5,500	616,981

		616,981
Food and staples retail (0.8%)
Seven & i Holdings Co., Ltd. (Japan)	15,900	663,814

		663,814
Food products (3.3%)
Barry Callebaut AG (Switzerland)	665	816,736

Kerry Group PLC Class A (Ireland)	14,085	1,251,436

Orkla ASA (Norway)	71,585	634,086

		2,702,258
Household durables (0.5%)
Panasonic Corp. (Japan)	51,000	441,280

		441,280
Household products (0.7%)
Henkel AG & Co. KGaA (Preference) (Germany)	4,345	528,350

		528,350
Industrial conglomerates (2.0%)
Siemens AG (Germany)	15,724	1,610,736

		1,610,736
Insurance (8.0%)
Admiral Group PLC (United Kingdom)	13,976	381,466

AIA Group, Ltd. (Hong Kong)	182,800	1,101,527

Allianz SE (Germany)	4,351	619,896

AXA SA (France)	55,387	1,112,703

Chubb, Ltd.	8,765	1,145,673

Prudential PLC (United Kingdom)	79,379	1,352,285

SCOR SE (France)	26,118	786,810

		6,500,360
IT Services (0.5%)
Worldpay Group PLC (United Kingdom) †	117,735	428,544

		428,544
Media (2.4%)
Liberty Global PLC Ser. C (United Kingdom) †	20,100	575,865

Liberty Global PLC LiLAC Class C
(United Kingdom) †	5	178

WPP PLC (United Kingdom)	68,071	1,413,338

		1,989,381
Metals and mining (1.5%)
Glencore PLC (United Kingdom)	167,931	343,106

Rio Tinto PLC (United Kingdom)	28,666	886,070

		1,229,176
Multi-utilities (1.9%)
Centrica PLC (United Kingdom)	158,483	478,475

RWE AG (Germany) †	7,098	112,166

Veolia Environnement SA (France)	45,043	978,538

		1,569,179
Oil, gas, and consumable fuels (9.1%)
EnCana Corp. (Canada)	73,700	573,308

Royal Dutch Shell PLC Class A (United Kingdom)	126,346	3,465,167

Royal Dutch Shell PLC Class B (United Kingdom)	34,976	961,814

Suncor Energy, Inc. (Canada)	51,600	1,431,436

Total SA (France)	20,037	966,218

		7,397,943
Personal products (1.7%)
Shiseido Co., Ltd. (Japan)	16,600	428,010

Unilever NV ADR (Netherlands)	20,956	976,949

		1,404,959
Pharmaceuticals (10.8%)
Astellas Pharma, Inc. (Japan)	118,200	1,849,746

AstraZeneca PLC (United Kingdom)	22,407	1,333,866

Bayer AG (Germany)	9,015	907,019

Putnam VT International Value Fund 5

COMMON STOCKS (98.7%)* cont.		Shares	Value

Pharmaceuticals cont.
Novartis AG (Switzerland)		21,428	$1,762,748

Sanofi (France)		35,641	2,995,909

			8,849,288
Real estate investment trusts (REITs) (1.7%)
Hibernia REIT PLC (Ireland)		662,169	988,010

Japan Hotel REIT Investment Corp (Japan)		481	404,332

			1,392,342
Real estate management and development (2.9%)
Hang Lung Group, Ltd. (Hong Kong)		179,000	539,256

Mitsubishi Estate Co., Ltd. (Japan)		31,000	566,806

Mitsui Fudosan Co., Ltd. (Japan)		33,000	753,322

Sumitomo Realty & Development Co., Ltd. (Japan)		19,000	512,728

			2,372,112
Road and rail (0.7%)
ComfortDelgro Corp., Ltd. (Singapore)		266,200	545,602

			545,602
Software (0.8%)
Nintendo Co., Ltd. (Japan)		4,500	642,083

			642,083
Technology hardware, storage, and peripherals (2.3%)
Lenovo Group, Ltd. (China)		812,000	490,603

Samsung Electronics Co., Ltd. (South Korea)		1,106	1,376,814

			1,867,417
Tobacco (3.9%)
Japan Tobacco, Inc. (Japan)		39,300	1,574,382

Philip Morris International, Inc.		15,800	1,607,176

			3,181,558
Trading companies and distributors (2.8%)
ITOCHU Corp. (Japan)		51,600	626,964

Mitsubishi Corp. (Japan)		59,000	1,031,601

Wolseley PLC (United Kingdom)		12,496	647,607

			2,306,172
Transportation infrastructure (1.7%)
Aena SA (Spain) †		7,192	947,032

Sumitomo Warehouse Co., Ltd. (The) (Japan)		91,000	451,059

			1,398,091
Wireless telecommunication services (3.0%)
KDDI Corp. (Japan)		18,400	560,120

Vodafone Group PLC (United Kingdom)		604,466	1,840,109

			2,400,229

Total common stocks (cost $82,917,468)			$80,565,849

Principal amount/
SHORT-TERM INVESTMENTS (3.2%)*		shares	Value

Putnam Short Term Investment Fund 0.47% L	Shares	2,280,507	$2,280,507

U.S. Treasury Bills 0.27%, August 18, 2016		$81,000	80,975

U.S. Treasury Bills 0.20%, August 11, 2016 ∆		159,000	158,963

U.S. Treasury Bills 0.22%, August 4, 2016 ∆		112,000	111,977

Total short-term investments (cost $2,632,419)			$2,632,422

Total investments (cost $85,549,887)			$83,198,271

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign secu-
rities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through June 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $81,636,402.

† This security is non-income-producing.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $290,880 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United Kingdom	20.6%	South Korea	1.7%

Japan	20.5	Norway	1.3

France	12.8	Belgium	1.2

United States	6.5	Spain	1.1

Germany	5.5	New Zealand	1.1

Netherlands	4.8	Finland	1.1

Ireland	4.4	Denmark	0.8

Switzerland	4.1	Singapore	0.7

Australia	3.4	Italy	0.6

Canada	3.3	China	0.6

Hong Kong	2.0	Total	100.0%

Sweden	1.9

6 Putnam VT International Value Fund

FORWARD CURRENCY CONTRACTS at 6/30/16 (aggregate face value $27,095,362) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	7/21/16	$1,910,273	$1,949,355	$(39,082)

	British Pound	Buy	9/21/16	79,535	86,158	(6,623)

Barclays Bank PLC

	Canadian Dollar	Sell	7/21/16	347,637	342,119	(5,518)

	Euro	Buy	9/21/16	759,328	765,173	(5,845)

	Hong Kong Dollar	Buy	8/18/16	1,157,256	1,157,814	(558)

	Japanese Yen	Buy	8/18/16	277,306	263,399	13,907

	Singapore Dollar	Buy	8/18/16	461,397	462,384	(987)

	Swiss Franc	Buy	9/21/16	1,535,342	1,517,333	18,009

Citibank, N.A.

	Canadian Dollar	Sell	7/21/16	1,011,870	996,484	(15,386)

	Danish Krone	Sell	9/21/16	71,528	72,073	545

	Euro	Buy	9/21/16	1,834,825	1,846,631	(11,806)

	Japanese Yen	Buy	8/18/16	477,640	467,817	9,823

Credit Suisse International

	Australian Dollar	Buy	7/21/16	546,869	557,230	(10,361)

	Japanese Yen	Buy	8/18/16	235,344	224,361	10,983

	Norwegian Krone	Buy	9/21/16	372,651	373,965	(1,314)

	Swedish Krona	Buy	9/21/16	527,223	538,299	(11,076)

Goldman Sachs International

	Australian Dollar	Sell	7/21/16	220,402	224,055	3,653

HSBC Bank USA, National Association

	British Pound	Sell	9/21/16	303,351	328,369	25,018

	Euro	Buy	9/21/16	293,581	295,723	(2,142)

JPMorgan Chase Bank N.A.

	British Pound	Buy	9/21/16	650,398	756,769	(106,371)

	New Zealand Dollar	Sell	7/21/16	689,589	659,927	(29,662)

	Norwegian Krone	Sell	9/21/16	662,925	664,943	2,018

	Singapore Dollar	Buy	8/18/16	95,352	100,007	(4,655)

	South Korean Won	Sell	8/18/16	1,337,764	1,348,022	10,258

	Swedish Krona	Buy	9/21/16	142,622	145,518	(2,896)

	Swiss Franc	Sell	9/21/16	1,315,523	1,297,565	(17,958)

State Street Bank and Trust Co.

	Australian Dollar	Buy	7/21/16	1,344,921	1,370,496	(25,575)

	British Pound	Buy	9/21/16	854,764	925,325	(70,561)

	Canadian Dollar	Sell	7/21/16	515,535	507,905	(7,630)

	Euro	Buy	9/21/16	1,558	1,570	(12)

	Israeli Shekel	Buy	7/21/16	608,762	626,473	(17,711)

	Japanese Yen	Buy	8/18/16	1,243,847	1,206,689	37,158

UBS AG

	Australian Dollar	Sell	7/21/16	166,438	141,634	(24,804)

	Canadian Dollar	Sell	7/21/16	662,995	653,468	(9,527)

	Euro	Sell	9/21/16	3,468,551	3,494,765	26,214

	Swiss Franc	Buy	9/21/16	375,041	370,762	4,279

WestPac Banking Corp.

	Euro	Buy	9/21/16	352,120	354,782	(2,662)

Total						$(268,857)

Putnam VT International Value Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$576,043	$4,645,560	$—

Consumer staples	1,607,176	7,910,506	—

Energy	2,004,744	5,393,199	—

Financials	1,145,673	22,140,840	—

Health care	—	8,849,288	—

Industrials	—	10,350,891	—

Information technology	—	4,471,883	—

Materials	—	2,684,177	—

Telecommunication services	752,449	5,598,696	—

Utilities	—	2,434,724	—

Total common stocks	6,086,085	74,479,764	—

Short-term investments	2,280,507	351,915	—

Totals by level	$8,366,592	$74,831,679	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(268,857)	$—

Totals by level	$—	$(268,857)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT International Value Fund

Statement of assets and liabilities
6/30/16 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $83,269,380)	$80,917,764

Affi liated issuers (identified cost $2,280,507) (Notes 1 and 5)	2,280,507

Foreign currency (cost $516,784) (Note 1)	518,469

Dividends, interest and other receivables	270,487

Receivable for shares of the fund sold	4,496

Receivable for investments sold	145,073

Foreign tax reclaim	55,333

Unrealized appreciation on forward currency contracts (Note 1)	161,865

Total assets	84,353,994

Liabilities

Payable to custodian	65,450

Payable for investments purchased	1,889,413

Payable for shares of the fund repurchased	134,186

Payable for compensation of Manager (Note 2)	46,957

Payable for custodian fees (Note 2)	7,624

Payable for investor servicing fees (Note 2)	6,146

Payable for Trustee compensation and expenses (Note 2)	82,298

Payable for administrative services (Note 2)	328

Payable for distribution fees (Note 2)	7,695

Unrealized depreciation on forward currency contracts (Note 1)	430,722

Other accrued expenses	46,773

Total liabilities	2,717,592

Net assets	$81,636,402

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$182,844,044

Undistributed net investment income (Note 1)	973,319

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(99,550,211)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,630,750)

Total — Representing net assets applicable to capital shares outstanding	$81,636,402

Computation of net asset value Class IA

Net assets	$43,909,780

Number of shares outstanding	4,895,436

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$8.97

Computation of net asset value Class IB

Net assets	$37,726,622

Number of shares outstanding	4,246,822

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$8.88

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund 9

Statement of operations
Six months ended 6/30/16 (Unaudited)

Investment income

Dividends (net of foreign taxes paid and refunded of $180,870)	$1,807,293

Interest (including interest income of $3,097 from investments in affiliated issuers) (Note 5)	3,252

Securities lending (Note 1)	34,722

Total investment income	1,845,267

Expenses

Compensation of Manager (Note 2)	288,570

Investor servicing fees (Note 2)	29,190

Custodian fees (Note 2)	12,527

Trustee compensation and expenses (Note 2)	4,105

Distribution fees (Note 2)	46,792

Administrative services (Note 2)	969

Auditing and tax fees	25,343

Other	24,577

Fees waived and reimbursed by Manager (Note 2)	(1,314)

Total expenses	430,759

Expense reduction (Note 2)	(3,164)

Net expenses	427,595

Net investment income	1,417,672

Net realized loss on investments (Notes 1 and 3)	(1,262,007)

Net realized gain on foreign currency transactions (Note 1)	453,236

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(550,279)

Net unrealized depreciation of investments during the period	(4,271,288)

Net loss on investments	(5,630,338)

Net decrease in net assets resulting from operations	$(4,212,666)

Statement of changes in net assets

	Six months ended	Year ended
	6/30/16*	12/31/15

Decrease in net assets

Operations:

Net investment income	$1,417,672	$1,866,874

Net realized loss on investments and foreign currency transactions	(808,771)	(675,430)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(4,821,567)	(2,162,355)

Net decrease in net assets resulting from operations	(4,212,666)	(970,911)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,226,104)	(906,115)

Class IB	(912,934)	(589,748)

Decrease from capital share transactions (Note 4)	(1,156,217)	(12,667,239)

Total decrease in net assets	(7,507,921)	(15,134,013)

Net assets:

Beginning of period	89,144,323	104,278,336

End of period (including undistributed net investment income of $973,319 and $1,694,685, respectively)	$81,636,402	$89,144,323

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT International Value Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/16†	$9.67	.16	(.61)	(.45)	(.25)	(.25)	$8.97	(4.77)*	$43,910	.46*[e]	1.75*[e]	13*

12/31/15	9.99	.20	(.36)	(.16)	(.16)	(.16)	9.67	(1.71)	49,516.88		1.97	29

12/31/14	11.18	.20	(1.22)	(1.02)	(.17)	(.17)	9.99	(9.29)	58,217.91		1.88	41

12/31/13	9.39	.20	1.87	2.07	(.28)	(.28)	11.18	22.63	74,948.93		2.04	50

12/31/12	7.96	.21	1.50	1.71	(.28)	(.28)	9.39	21.80	73,265.94		2.50	36

12/31/11	9.45	.21	(1.44)	(1.23)	(.26)	(.26)	7.96	(13.52)	72,563.93		2.33	57

Class IB

6/30/16†	$9.56	.15	(.61)	(.46)	(.22)	(.22)	$8.88	(4.89)*	$37,727	.58*[e]	1.64*[e]	13*

12/31/15	9.88	.17	(.36)	(.19)	(.13)	(.13)	9.56	(2.00)	39,629	1.13	1.71	29

12/31/14	11.06	.17	(1.21)	(1.04)	(.14)	(.14)	9.88	(9.49)	46,061	1.16	1.63	41

12/31/13	9.30	.16	1.85	2.01	(.25)	(.25)	11.06	22.21	57,687	1.18	1.60	50

12/31/12	7.87	.19	1.50	1.69	(.26)	(.26)	9.30	21.70	37,078	1.19	2.26	36

12/31/11	9.35	.18	(1.43)	(1.25)	(.23)	(.23)	7.87	(13.78)	37,682	1.18	2.04	57

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class. (Note 2)

The accompanying notes are an integral part of these financial statements.

Putnam VT International Value Fund 11

Notes to financial statements 6/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through June 30, 2016.

Putnam VT International Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth. Current income is a secondary objective. The fund invests mainly in common stocks of large and midsize companies outside the United States, with a focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital

12 Putnam VT International Value Fund

gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $314,394 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $120,976 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Putnam VT International Value Fund 13

At December 31, 2015, the fund had a capital loss carryover of $98,553,719 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

N/A	$356,867	$356,867	*

$49,839,291	N/A	49,839,291	12/31/16

48,357,561	N/A	48,357,561	12/31/17

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $85,737,607, resulting in gross unrealized appreciation and depreciation of $9,225,659 and $11,764,995, respectively, or net unrealized depreciation of $2,539,336.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 31.5% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.346% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $1,314.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$16,018
Class IB	13,172

Total	$29,190

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2 under the expense offset arrangements and by $3,162 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $63, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited

14 Putnam VT International Value Fund

Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$46,792

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$10,493,579	$11,686,128

U.S. government securities (Long-term)	—	—

Total	$10,493,579	$11,686,128

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/16		Year ended 12/31/15		Six months ended 6/30/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	43,708	$396,985	104,381	$1,065,151	287,118	$2,512,443	198,328	$1,906,619

Shares issued in connection with
reinvestment of distributions	132,123	1,226,104	87,043	906,115	99,232	912,934	57,201	589,748

	175,831	1,623,089	191,424	1,971,266	386,350	3,425,377	255,529	2,496,367

Shares repurchased	(400,697)	(3,648,917)	(900,313)	(9,242,235)	(282,889)	(2,555,766)	(775,940)	(7,892,637)

Net increase (decrease)	(224,866)	$(2,025,828)	(708,889)	$(7,270,969)	103,461	$869,611	(520,411)	$(5,396,270)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$1,223,592	$8,534,544	$7,477,629	$3,097	$2,280,507

Total	$1,223,592	$8,534,544	$7,477,629	$3,097	$2,280,507

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7— Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$32,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$161,865	Payables	$430,722

Total		$161,865		$430,722

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$432,875	$432,875

Total	$432,875	$432,875

Putnam VT International Value Fund 15

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$(544,350)	$(544,350)

Total	$(544,350)	$(544,350)

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$—	$31,916	$10,368	$10,983	$3,653	$25,018	$12,276	$37,158	$30,493	$—	$161,865

Total Assets	$—	$31,916	$10,368	$10,983	$3,653	$25,018	$12,276	$37,158	$30,493	$—	$161,865

Liabilities:

Forward currency contracts#	45,705	12,908	27,192	22,751	—	2,142	161,542	121,489	34,331	2,662	430,722

Total Liabilities	$45,705	$12,908	$27,192	$22,751	$—	$2,142	$161,542	$121,489	$34,331	$2,662	$430,722

Total Financial and Derivative
Net Assets	$(45,705)	$19,008	$(16,824)	$(11,768)	$3,653	$22,876	$(149,266)	$(84,331)	$(3,838)	$(2,662)	$(268,857)

Total collateral received (pledged)† ##	$(10,998)	$—	$—	$—	$—	$—	$(109,978)	$—	$—	$—

Net amount	$(34,707)	$19,008	$(16,824)	$(11,768)	$3,653	$22,876	$(39,288)	$(84,331)	$(3,838)	$(2,662)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

16 Putnam VT International Value Fund	Putnam VT International Value Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam

18 Putnam VT International Value Fund

Management have implemented a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). This expense limitation attempts to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain this expense limitation until at least April 30, 2018. Putnam Management’s support for this expense limitation arrangement was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — International Large-Cap Value Funds) for

Putnam VT International Value Fund 19

the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	1st

For the one-year period ended December 31, 2015, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2015, there were 26, 26 and 26 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20 Putnam VT International Value Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Advisors	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
The Putnam Advisory Company, LLC	Legal Counsel	Robert E. Patterson
One Post Office Square	Ropes & Gray LLP	George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT International Value Fund 21

This report has been prepared for the shareholders	H515
of Putnam VT International Value Fund.	VTSA024 301611 8/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2016